AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT D

SELECT RESERVESM

FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY CONTRACTS

SUPPLEMENT DATED MAY 25, 2000

TO

PROFILE, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 3, 2000

Effective May 1, 2000, the OFFIT VIF-Emerging Markets Fund Series and its corresponding Division, the OFFIT-VIF Emerging Markets Division, changed their names to the OFFIT VIF-Emerging Markets Bond Fund Series and the OFFIT-VIF Emerging Markets Bond Division, respectively. All references in the Select Reserve Profile, Prospectus and Statement of Additional Information to the names of the Series and the Division, should be changed, as set forth in this Supplement.

This name change may not be reflected, for a period of time, on some of our administrative systems. For example, you may receive statements which still reflect the old Series and/or Division names. Additionally, if you were to call our Annuity Administration Department to listen to automated information about your Contract, you may still hear the old Series and/or Division names being used.